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                                                                    EXHIBIT 23.2


                           CONSENT OF INDEPENDENT AUDITORS


    We consent to the incorporation by reference in the Registration Statement on Form S-8 pertaining to the Employee Stock Purchase Plan of Track'n Trail of our report dated March 13, 1995 appearing in the Prospectus, which is part of the Registration Statement of Track 'n Trail (Form S-1, No. 333-23195) filed with the Securities and Exchange Commission.



                                       /s/ DELOITTE & TOUCHE LLP


Sacramento, California
November 5, 1997